Exhibit 99.2
11 East 44th Street, Suite 704 | New York, NY 10017
P 212 319 1309 | F 646 895 7633
March 11, 2011
Nathaniel August
Mangrove Partners
10 East 53rd Street, 31st Floor
New York, NY 10022
Dear Nathaniel:
I have- reviewed your March 14, 2011 letter to the board of CPEX Pharmaceuticals, Inc. (“the Company”) describing a proposed recapitalization of the Company. Your letter appropriately reflects the intent of Kingstown Capital Management, LP to participate in such recapitalization.
Sincerely,
Michael Blitzer

Nantahala Capital Management, LLC
100 First Stamford Place
2nd Floor
Stamford, CT 06902
(203) 909-6430
March 11th, 2011
Nathaniel August
Mangrove Partners
10 East 53rd Street, 31st Floor
New York, NY 10022
Dear Mr. August:
We have reviewed your March 14, 2011 letter to the board of CPEX Pharmaceuticals, Inc. describing a proposed recapitalization of CPEX. After reviewing your letter, we believe that it does not misrepresent the interest of Nantahala Capital Management, LLC.
Sincerely,
Wil Harkey
Managing Member

March 11, 2011
Nathaniel August
Mangrove Partners
10 East 53rd Street, 31st Floor
New York, NY 10022
Dear Mr. August:
We have reviewed your March 14, 2011 letter to the board of CPEX Pharmaceuticals, Inc. describing a proposed recapitalization of CPEX. After reviewing your letter, we believe that it does not misrepresent the interest of Weiss Asset Management LP.
Sincerely,
Paul Sherman
Executive Vice President
222 Berkeley Street, 16th Floor • Boston, MA 02116 • Phone: (617) 778-7780 • Fax: (617) 778-7781

March 11, 2011
Nathaniel August
Mangrove Partners
10 East 53rd Street, 31st Floor
New York, NY 10022
Dear Mr. August:
We have reviewed your March 14, 2011 letter to the board of CPEX Pharmaceuticals, Inc. describing a proposed recapitalization of CPEX. After reviewing your letter, we believe that it does not misrepresent the interest of KVO Capital Management, LLC.
Sincerely,
Name: Kernan Oberting
Title: Managing Member

33 South Main Street	Hanover, NH 03755
o | 603.643.0500	f 603.643.0511

Ana Capital Management LLC Six Landmark Square, Suite 441 Stamford, CT 06901
March 11, 2011
Mr. Nathaniel August
Mangrove Partners
10 East 53rd Street, 31st Floor
New York, NY 10022
Dear Mr. August:
We have reviewed your letter, dated March 14, 2011, to the Board of Directors of CPEX Pharmaceuticals, Inc. describing a proposed recapitalization. We believe that it does not misrepresent the interest of Ana Capital Management.
Sincerely,
Robert H. Fields
Managing Member
Brian C. Courville
Managing Member

March 11, 2011
Nathaniel August
Mangrove Partners
10 East 53rd Street, 31st Floor
New York, NY 10022
Dear Mr. August:
We have reviewed your March 14, 2011 letter to the board of CPEX Pharmaceuticals, Inc. describing a proposed recapitalization of CPEX. After reviewing your letter, we believe that it does not misrepresent the interest of Western Standard LLC.
Sincerely,
Eric D. Andersen